SUPPLEMENT TO

CALVERT BALANCED PORTFOLIO

Calvert Balanced Portfolio Summary Prospectus
(Class A, B and C)
dated January 31, 2013, as revised March 20, 2013

Date of Supplement: September 19, 2013

The Calvert Social Investment Fund Board of Trustees (the “Board”) approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC (“New Amsterdam”) as an investment subadvisor for Calvert Balanced Portfolio (the “Fund”) and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc. (the “Advisor”), for the day-to-day management of the equity assets previously managed by New Amsterdam.

Accordingly, on page 4 of the Summary Prospectus, delete the information under “Portfolio Management – Equity Investments” and replace it with the following:

Investment Advisor. Calvert Investment Management, Inc.

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Natalie A. Trunow	Senior Vice President,	Since September 2013
Chief Investment
Officer - Equities,
Calvert

Investment Subadvisor. Profit Investment Management (“Profit” or “Subadvisor”)

Portfolio Manager	Title	Length of Time
Name		Managing Fund
Eugene A. Profit	Chief Executive	Since October 2002
Officer, Profit

The Board has also approved reductions to the Fund’s investment advisory fee schedule. Effective December 1, 2013, under the Fund’s Investment Advisory Agreement, the Advisor will receive an annual fee, payable monthly, as follows: 0.41% of the first $500 million of the Fund’s average daily net assets, 0.385% of the next $500 million of such assets, and 0.35% of all assets above $1 billion.

Accordingly, effective December 1, 2013, the “Annual Fund Operating Expenses” table contained under “Fees and Expenses of the Fund” on page 1 of the Summary Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as
a % of the value of your investment)

	Class A	Class B	Class C
Management fees	0.68%	0.68%	0.68%
Distribution and service (12b-1) fees	0.23%	1.00%	1.00%
Other expenses	0.29%	0.53%	0.35%
Acquired fund fees and expenses	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.22%	2.23%	2.05%

In addition, effective December 1, 2013, the table contained under “Fees and Expenses of the Fund – Example” on page 1 of the Summary Prospectus is deleted and replaced with the following:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$593	$844	$1,113	$1,882

Class B
Expenses assuming
redemption	$726	$1,097	$1,395	$2,309
Expenses assuming no	$226	$697	$1,195	$2,309
redemption

Class C
Expenses assuming	$308	$643	$1,103	$2,379
redemption
Expenses assuming no
redemption	$208	$643	$1,103	$2,379

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